Exhibit 10.5

                               INDEMNITY AGREEMENT


        AGREEMENT, effective as of the ______ day of July, 2004, by and between Warrantech Corporation (hereinafter "Warrantech or the Indemnitor") and Butler Financial Solutions LLC, (hereinafter "Butler"), Reliance Warranty Company (hereinafter "RWC"), SPG Financial Corp. (hereinafter "SPG"), the current members and officers of Butler, RWC and SPG, Harris Miller, Karen Parker and Paula Graff, (collectively and individually, the "Indemnitee(s) ").

        Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

        1. Except if any Indemnitee's own negligence or wrongdoing is a contributing cause of any material amount of damage incurred by the Indemnitee(s), and only if the Indemnitee(s) fully comply with Section 2 below, Warrantech, the Indemnitor, hereby agrees to indemnify, in full, the Indemnitee(s) against any and all costs or damages they incur individually, collectively or corporately in the defense, or settlement of any litigation, including as a result of any adverse judgment resulting from any lawsuit that arises from or relates in any way to, American Auto Guardian Inc., its affiliates and subsidiaries and/or American Auto Guardian Inc.'s contract holders (collectively, "Auto Guardian"). The indemnity provided under this Agreement extends to any litigation, claims or damages that result from, or are caused by, Warrantech's wrongful use of monies in the Accounts (as hereinafter defined) and arising out of a claim by Auto Guardian against such Indemnitees in connection with the service contracts and warranties issued by RWC to Auto Guardian (all of the foregoing indemnification obligations, the "Indemnified Obligations"). "Accounts" shall mean Reliance Warranty Company concentration account No. 649434123, Reliance Warranty Company automotive claims account No. 649434149 and Reliance Warranty Company CPS claims account No. 649434131.

        2. As a condition of any Indemnitee receiving an indemnification under Section 1, the Indemnitees agree that (a) Warrantech shall have exclusive control in the defense of any claims or litigation with counsel selected by Warrantech and with Warrantech paying all defense fees and costs directly to the counsel retained for the Indemnitee, (b) the Indemnitee(s) shall fully cooperate fully with Warrantech in developing and presenting defenses to any such claims, including by providing truthful and accurate information that is within the Indemnitee's knowledge, (c) any Indemnitee seeking Indemnification from Warrantech who receives a claim notice or complaint or any written correspondence and materials relating to a claim or possible claim from or relating to Auto Guardian shall notify Warrantech within ten (10) days of receiving same, (d) the Indemnitee(s) shall furnish Warrantech with a copy of each such claim, notice, written correspondence relating to the claims within ten (10) days of receiving same, and (e) the Indemnitee(s) shall not settle or compromise any such claim without Warrantech's previous written consent.

        3. Notwithstanding anything set forth in this Agreement, Warrantech's liability under this Agreement shall not apply to the extent Reliance Insurance Company (In Liquidation) breaches its representation and warranty in Section 2.7 of the Stock Purchase Agreement dated November 24, 2003 between Butler Financial Solutions, LLC and Reliance Insurance Company (In Liquidation).

        4. Except as otherwise specified in this Agreement, all notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or within two business days of dispatch if sent by reputable overnight courier and telecopier addressed as follows:

                If to Warrantech: Warrantech Corporation, 2200 Highway 121, Suite 100, Bedford, TX 76021, Attn.: Joel San Antonio, Telecopier No. (817) 785-1368;
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                If to Butler, RWC, SPG, Paula Graff personally and/or Karen
                Parker personally: Butler Financial Solutions, LLC, 2300 NW Corporate Blvd, Suite 214, Boca Raton, FL 33431, Attn.: Karen Parker and Paul Graff, Telecopier (561-988-0016)

                If to Harris Miller: 1936 Lake View Place, Martinez, California 94553, Attn.: Harris Miller, Telecopier No. (925) 691-0870;

                Or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

        5. EACH OF THE INDEMNITEES AND WARRANTECH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, IT BEING AGREED THAT ALL SUCH TRIALS SHALL BE CONDUCTED SOLELY BY A JUDGE. EACH OF HM AND WC CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF HM OR WC HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH OF THE INDEMNITEES AND WARRANTECH AGREES AND ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT. IF HM OR WC HAS DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT, IT IRREVOCABLY AND FOREVER WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION. NOTWITHSTANDING THE FOREGOING, IF ANY CLAIM IS COMMENCED BY AUTO GUARDIAN AND ANY OR ALL OF THE INDEMNITEES AND WARRANTECH ARE BOTH INVOLVED IN SUCH CLAIM, AND SUCH CLAIM IS NOT A JURY TRIAL, THE ABOVE WAIVER OF JURY TRIAL SHALL NOT PRECLUDE THEM FROM PARTICIPATING IN SUCH JURY TRIAL.

        6. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by each of the Indemnitees and Warrantech.

        7. This Agreement shall be construed without regard to the principal that a contract should be construed against the draftsperson, and the parties to this Agreement shall be deemed equal draftspersons of this Agreement.

        8. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures on the signature pages of this Agreement shall be effective and bind the parties as if such signatures were original signatures.

        9. The Indemnitees may not directly assign or transfer in any manner any of their respective rights under this Agreement and are the only persons and entities entitled to any rights or benefits under or in connection with this Agreement.

                            (Signature Page Follows)

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___ day of ____________ 2004.


        Warrantech Corporation

        By:
           -------------------------------------
           Name:
           Title:


        Butler Financial Solutions LLC

        By:
           -------------------------------------
           Name:  Harris G. Miller
           Title: President


        Reliance Warranty Company

        By:
           -------------------------------------
           Name:  Harris G. Miller
           Title: President


        SPG Financial Corp.

        By:
           -------------------------------------
           Name:  Paul Graff
           Title: President


        -------------------------------------
        Harris Miller


        -------------------------------------
        Karen Parker


        -------------------------------------
        Paula Graff

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